Elephant Talk Communications, Inc.

(Symbol: ETAK)

May 2009

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the

Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and

Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified  by terminology such as

"anticipate,“ "believe," "could,” “could increase the likelihood," "estimate," "expect,“

"intend," "is planned," "may,“ "should," "will," "will enable,“ "would be expected,“ "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however,

management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant

Talk’s filings with the SEC. Elephant Talk’s filings with the SEC are accessible on the

SEC’s website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Investment Opportunity

Elephant Talk Communications is a niche telecom operator
specializing in carrier grade mobile enabling platforms

Strong insider commitment of approximately $40 million invested to date

Experienced key management with proven success in the
industry

Target escalating global bank fraud with proprietary product

Strong competitive advantage with several years of lead time as a wireless services enabler

Strong revenue growth from top major international telecom
clients, like T-Mobile NL (part of Deutsche Telecom) & Vizzavi
Spain (part of the Vodafone Group, who is also 45% Stake
Holder in Verizon Wireless)

INCREASING MARGINS
40+%
C.M.S
Customized Mobile Services
Mobile & Wireless Connectivity
Expanded Services
Land Line Services
Base of Relationships
BARRIER TO ENTRY

ETAK’s Enhanced Value Proposition

0%

Foundation

ETAK’s Telecom Market Position

Convergence of
Fixed / Mobile/
Wireless

Virtual
Operators

Additional
value add
providers

Infrastructure, Sales & Marketing,
& Location Based Service

Carriers Access

Land line, Mobile,
& Wireless

Current Offering

Inflexibility legacy systems

Mass Marketing Systems

Retail Focus

ETAK Offering

Flexible on-line systems

Customized/community marketing

Wholesale Focus

Location Content Provider
Maps, driving directions
Location-based applications
Nearest ATM, restaurant, hotel?
Wireless network
Location-finding equipment
HTTP
Location-Based Service
WebSphere Everyplace Server
Sales force automation
Mobile Location Provider

Elements of Solution

Your Own Identity/Profile

Your Actual Location

Any Place, Any Time, Any Device Online
Secure Connectivity

Solution Products & Services

Targeted Mobile Advertising and Instant
Mobile Coupons

1-on-1 Customized & Relevant Marketing
Communications

Payments i.e. Secure Transaction Services*

Anti-fraud Plastic Card/phone matching
services*

Security Services i.e. physical (I am under
threat, notify the police)/virtual – am I really
being called by my bank?*

Personal Protection i.e. Where exactly is
my child now?

Medical Applications – e.g. On Line
Monitoring

Instant Loyalty & Reward Programs

Mapping/Navigating Services

* Pending acquisition of ValidSoft

ETAK’s Customized Mobile Services

Select Financials

Fiscal Year
End:

December 31st

Market Cap :

$43.0 million

Current Price

(5/1/09):

$0.80

Shares

Outstanding:

53.75 million

 Revenue:

(ttm)

As of 12/31/08

$44.4 million

Enterprise
Value:

$33.7 million

ETAK has greater than $55M in infrastructure, deployment, licenses and connectivity in place and producing considerable revenues

Possesses a fully integrated platform for both fixed and mobile/wireless access allowing ETAK to offer value added services to each of its clients, providing a strong advantage in a highly fragmented market

Existing contracts with large mobile providers create a strong platform for organic growth

Company Objectives

Fixed line presence: 20-25 countries

Mobile Enabling Platform: 10-15 countries

Revenues: $450-550 million

Gross Margin: $120-140 million

EBITDA: $80-100 million

Customized Mobile Services

Global Market: A multi billion dollar market

Gross Margin: 40%+

Mobile Network Outsourcing Services

Average Revenues per Mobile Enabling Platform: $30 million

Average Gross Margin per Mobile Enabling Platform: $12 million (40%)

Fixed Network Outsourcing Services

Global Market: $200-250 million

Gross Margin: 4% $8-10 million

Projected Annual Numbers in 3 years

Strong Revenue Model for ETAK, solely based upon agreements
with T-Mobile NL, Vizzavi Spain/Vodafone

Spain: 12-24 Months

Full Year Revenues: $9.3 million

Full Year Gross Margin: $5.3 million

Netherlands: 12-24 Months

Full Year Revenues: $13.8 million

Full Year Gross Margin: $4.8 million

Additional Value from Signed Agreements
on top of Current $45+ million Revenues

World subscribers forecasted trend (million)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Fixed
Mobile
Internet
Broadband
2002
2003
2004
2005
2006
2007F
2008F
2009F
2010F
2011F

400%

Growth
in Mobile
Subs

Expected to reach over 150 million subscribers by 2013

Global Telecom - Subscriber & Revenue Projections – High
Growth

ETAK Solution – New Generation

Low or no investments in network
components and additional services

Low operational expenses

Minimal telecommunication
knowledge required

Short Lead-Time

Fully integrated infrastructure with
multiple additional services

Easy to use

Inefficient Traditional Approach

High investments in network
components and additional
services

High operational expenses

Substantial
telecommunication expertise
required

Long Lead-Time

Difficult to integrate
infrastructure components

Complicated to work with

ETAK is several years ahead of the competition as the
industry transitions to the New Generation Network

Traditional vs. New Generation Network
Access for Virtual Operators

ETAK’s enabling platform increases revenues through providing customized mobile services that broaden the revenue base, create stickiness and reduce churn

ETAK’s enabling platform avoids capital expenditures , dramatically lowers operational costs and through its low cost, pay as you go pricing model takes away any possible barriers to entry for new virtual operators

ETAK can help Virtual Operator’s expand service offerings and increase geographic reach without substantial upfront investments in Telco capex and opex  by utilizing ETAK’s enabling platform

ETAK – Virtual Operators Market Solutions

Expand its geographical footprint further partnering with global players like
T-Mobile & Vizzavi, part of the Vodafone Group

Continued investment in high-end wireless applications, either through internal development or acquisitions

Vodafone surpassed over 260 million mobile customers across its markets in 2008.  Vodafone is currently in 22 markets

Beginning of January 2009 over 128 million mobile customers were served by companies of the Deutsche Telecom Group, in 10 markets

ETAK’s Implied Market Growth

Vodafone Operating Countries

Vodafone's partners and affiliates

T-Mobile International has a substantial presence in 12 countries: Austria,
Croatia, Czech Republic, Germany, Hungary, the Republic of Macedonia,
Montenegro, the Netherlands, Poland, Slovakia, United Kingdom and the
United States.

ETAK’s ValidSoft Partnership

Pending acquisition, ValidSoft is a Joint Venture Partner which has agreed to sell a majority stake to ETAK

Combines ValidSoft’s best in class proprietary software with
Elephant Talk’s telecommunication platform to create the best electronic fraud prevention total solution

Currently commercializing Fraud Prevention Solutions, Identity &
Transaction Verification

Strong relationships with: HP, SingTel, Telstra, Citrix, etc.

Patent Protected & Trademarked

In a study by Unisys: Credit card fraud is Americans'
biggest fear.

It 'out-fears' war, terror, hacking and deadly epidemics.

Emerging global leader in Telecommunications based Multi-factor Mutual
Authentication; Identity and Transaction Verification;

Currently completing beta testing with leading Global & UK banks

Fraud Prevention Solutions: Card Present (ATM/POS), Card Not Present,
Internet Banking, Telephone Banking, Mobile Financial Services,
Extranet, VPN, Remote Access, Business Continuity;

Ideal for Mass Consumer deployment – cost effective, intuitive, secure, disability enabled, “Zero Client” (PC or Phone) footprint;

Industry “Thought Leaders” in countering electronic fraud;

“Trusted Partner” to leading global Regulatory Authorities;

Security Model reviewed by Royal Holloway University of London;

Clients in Financial Services and Government

About ValidSoft

ValidSoft – Significant Investment in IP

VALid® Patent Protected – ValidSoft own the UK Patent for authenticating a user access request to a secured service utilizing both a primary and secondary channel

VALid-POS™ - Patent Pending (CFPP System) – ValidSoft are in a Patent Pending
process for a Patent concerning a method where mathematically derived probability data determined from transaction feeds and telemetry services is used to identify a false positive transaction

VALid-POS™ - Patent Pending (ACS System) – ValidSoft are in a Patent Pending process for a Patent concerning a method where data determined from transaction feeds and telemetry services is used to anonymously  identify a fraudulent or false positive transaction

Other Patent submissions being prepared relating to: Card-Not-Present transactions, i.e.
transactions carried out over the web

Significant investment in our own software, including: VALid-IVR; VALid-SMS; VALid-BIO;
VALid-TDS; VALid-POS; VALid-ARM; VALid-TTS; VALid-VPN; VALid-OWA; VALid-FOB

Registered Trademarks VALid® and Trademarks VALid-POS™

Name-check in all key Gartner Security Research over the past 18 months

Introduced the key concepts of Out-of-Band, Transaction Verification, Mutual
Authentication and layered Non-repudiation to the market

Intelligent Identity & Transaction Verification

Customer/Bank connected in Real-Time

Operator Breakout for assistance  or Marketing
Purposes

TAD Support

Transaction Verification

Biometric Voice Verification

Transaction Data Signing – Non        Repudiation

Mobile Geo-positioning

Voice Pattern Analysis, i.e. emotional,
pathological (optional)

Accessibility Enabled

Corporate Branding

Static

Solutions

Intelligent

Solution

ValidSoft – Solutions Address the Fraud
Threats

ValidSoft Market Demographics

In 2006 - 984 million bank-issued Visa and MasterCard credit card and debit card accounts in the U.S. (Sources: Visa USA, MasterCard International)

U.S. Visa cardholders alone conduct more than $1 trillion in annual volume. (Source: Visa
USA internal statistics, 4th quarter 2006)

Consumers carry more than 1 billion Visa cards worldwide. More than 450 million of those cards are in the United States. (Source: Visa USA internal statistics, 4th quarter 2006)

Global problem - missed fraud that existing algorithms unable to detect

In US, Card fraud estimated to grow from $7.5bn to $15.5bn in 2008 (Source – Javelin Research)

Credit and debit card fraud is the No. 1 fear of Americans in the midst of the global  financial crisis (Source Unisys – April 2009)

In UK almost 40% of plastic card fraud is international – Domestic Card fraud (ATM/POS)
up by over 30% (2008) in spite of CHIP & PIN (Source APACS 2008)

In HK, 85% of credit card fraud is international rather than domestic (Source Sirisys 2009)

Proceeds from fraud supporting organized crime and terrorist activities

In the US, Hackers stole 285 million electronic records in 2008, more than in the previous four years combined (Source – Verizon, April 2009)

Fraud Headlines

Overseas ATM or

Point of Sale Transaction

Is this Fraud?

Account Blocked

(Incorrect ≈5%)

Transaction Authorised

Traditional Overseas

Fraud Detection

Fraud Detection With

with VALid-POS™

Overseas ATM or

Point of Sale Transaction

Transaction Authorised

Account Blocked

(Incorrect ≈90%)

Real-time:

Fraud Detection

False Positive Reduction

Resolution (VALid®)

Savings £millions

VALid-POS™

VALid-POS™– How it works

The Benefits of VALid-POS™

For the Customer:

Reduce the chances of having a legitimate ATM or PoS transaction denied when abroad – this is a  highly traumatic experience

Reduce or remove the need to receive unsolicited phone calls from the bank

Reduce the incidence of having money stolen and the associated trauma and inconvenience

Provide immediate resolution and rectification of any false-positive declined transaction

For the Bank:

Reduce ATM and PoS fraud in a totally invisible manner

Slash the false-positive rate and the associated costs

Reduces customer dissatisfaction which leads to higher transaction utilization, increasing the bank’s revenue

Reduce resolution processing costs

For The Regulatory Authorities:

Strong support for ValidSoft solution as the majority of stolen funds end up in the hands of organized crime and terrorist organizations

Strong Competitive Advantage

Patented fraud technology through ValidSoft:

Emerging global leader in Real-Time, Telecom based Fraud
Detection, Verification and Resolution to Non-Repudiation Level

Strong Customized Mobile Services:

Well positioned for providing mobile advertising and instant mobile coupons

ETAK is the first telecom operator to create and offer:

Streamlined network with intelligent switches on a global scale

The Company’s Specialization lies within:

Business to Business focus with an easy to use platform

ETAK Infrastructure Advantage:

Multi-Country infrastructure and subsequent economies of scale

INCREASING MARGINS
40+%
C.M.S
Mobile & Wireless Connectivity
Land Line Services
Customized Mobile Services
Expanded Services
Base of Relationships
BARRIER TO ENTRY

Comparative Valuation

As ETAK transitions up the pyramid, as a value added
solutions provider, it should trade at a multiple of revenues

0%

ETAK is trading at less then half the price/sales
ratio of comparative firms

Management

Steven van der Velden, Chairman, President and Chief Executive Officer -

Co-founded the International Telemedia Association, known today as the Network for Online Commerce,

Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications. Under his leadership InTouch was successfully sold to Global Telesystems Group

Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curaçao.

Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies

Martin Zuurbier, Chief Technology Officer

15 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group

Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe

Developed new switching technology in collaboration with major technology vendors

Mark Nije, Chief Financial Officer

Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition

Co-founded Logistic Management International an international cargo transportation & airport handling company

Partner of QAT Investments, active investment manager, board member in various ICT related ventures

GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits

Developed new switching technology in collaboration with major technology vendors

Phil Hickman, Chairman, ValidSoft

Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security.  Clients include Boston Consulting Group, Quadrant Consultants, Royal Mail Group,
Royal Bank of Scotland Group, HP, BT and Emirates NBD Group.

He was CEO of Intelligent Processing Solutions Limited a BPO joint venture between the major UK banks and Unisys

Spent 32 years in HSBC Bank. He was the Head of Strategy & Planning for the Commercial Bank

Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft

Over 25 years experience in Information Technology and Financial Markets.

He was Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of Co-
Head of European Equities Technology & worked in advisory capacity with the Investment Banking Division

Investment Highlights

Recognized professional management experts in telecom
with approximately $40 million invested by insiders to date

Vizzavi Spain, a Vodafone Group Company, rewarded
ETAK with a contract to manage their Spanish MVNE
platform

Initial management investment has substantially reduced
the risk to future investors as the product development is
now revenue producing

Client base consists of recognized market leaders that will
provide built in marketing opportunities

Self sustaining revenue growth with existing clientele such
as T-Mobile NL and Vizzavi, part of the Vodafone Group

Unique technology to prevent fraud through ValidSoft
software and ETAK’s platform

Contact Us

Corporate Headquarters

Steven van der Velden

steven.vandervelden@elephanttalk.com

Schiphol Boulevard 249

1118 BH Schiphol

The Netherlands
Phone: +31 20 653 59 16

www.elephanttalk.com

Investor Relations

Alliance Advisors, LLC

Alan Sheinwald, President

Phone: (914) 669-0222

asheinwald@allianceadvisors.net